UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 6, 2006

TOROTEL, INC.

(Exact name of registrant as specified in its charter)

Missouri	1-8125	44-0610086
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

620 North Lindenwood Drive
Olathe, KS  66062

(Address of principal executive office)(Zip Code)

(913) 747-6111

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other events.

On September 6, 2006, the Board of Directors of Torotel, Inc. (the “Company”) determined that the Company’s annual meeting of shareholders previously scheduled for September 18, 2006, would be rescheduled for Tuesday, October 17, 2006.  The rescheduling was necessary because the Company is waiting for a ruling from the U.S. Securities and Exchange Commission on whether certain shareholder proposals are required to be included in the Company’s proxy statement for this year’s annual meeting pursuant to Rule 14a-8.

The Board set the record date for the meeting at September 8, 2006.  The meeting will be held at the time and place contained in the formal notice of the meeting.  The Company intends to mail the formal notice of the meeting, the proxy statement and the annual report to shareholders on or about September 18, 2006.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TOROTEL, INC.

By:	/s/ H. James Serrone
Vice President of Finance and Chief Financial Officer

Date:  September 8, 2006